SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  May 30, 1997
(Date of earliest event reported)

Commission File No. 333-21263





                      Norwest Asset Securities Corporation


        Delaware                                         52-1972128
(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                        21703
--------------------------------------------------------------------------------
Address of principal executive offices                  (Zip Code)



                                 (301) 846-8881
               Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)


                                    Page 1 of
                         Index to Exhibits is on Page 5

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description

    (99)                                     Collateral Term Sheets
                                             prepared by Norwest Asset
                                             Securities Corporation in
                                             connection with Norwest
                                             Asset Securities Corporation,
                                             Mortgage Pass-Through
                                             Certificates, Series 1997-11

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORWEST ASSET SECURITIES CORPORATION


May 30, 1997

                                          By: /s/ B. David Bialzak
                                              B. David Bialzak
                                              Vice President

                  INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)

   (99)           Collateral Term Sheets                        P
                  prepared by Norwest
                  Asset Securities
                  Corporation in connection
                  with Norwest Asset
                  Securities Corporation, Mortgage
                  Pass-Through Certificates, Series 1997-11